Annual Operating Expenses - FidelityValueDiscoveryK6Fund-PRO - FidelityValueDiscoveryK6Fund-PRO - Fidelity Value Discovery K6 Fund - Fidelity Value Discovery K6 Fund	Sep. 28, 2024
Operating Expenses:
Management fee	0.45%
Distribution and/or Service (12b-1) fees	none
Other expenses	0.01%
Total annual operating expenses	0.46%
Fee waiver and/or expense reimbursement	0.01%	[1]
Total annual operating expenses after fee waiver and/or expense reimbursement	0.45%

[1]
A Fidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse the fund to the extent proxy and shareholder meeting expenses exceed 0.003% of the fund's average net assets. This arrangement will remain in effect through November 30, 2025 . FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.